UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2013

Supernus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of
Incorporation)

0-50440	20-2590184
(Commission File Number)	(IRS Employer Identification No.)

1550 East Gude Drive, Rockville MD	20850
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (301) 838-2500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)                                 Resignation of Director

On December 23, 2013, Michael Bigham tendered his resignation from the board of directors of Supernus Pharmaceuticals, Inc. (the “Company”), effective immediately.  Mr. Bigham was the designee of Abingworth Bioventures IV LP and its affiliates (“Abingworth”), an original investor in the Company.  His resignation was consistent with Abingworth’s general practice of limiting the time its representatives spend on a portfolio company’s board of directors after it becomes a public company.  The Company is presently searching for a replacement to fill the remainder of Mr. Bigham’s term, which expires at the next annual meeting of stockholders in 2014.  A copy of the press release regarding the resignation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Mr. Bigham was a member of the Company’s Compensation Committee and Governance and Nominating Committee.  John M. Siebert, Ph.D. will fill the vacancy on the Company’s Compensation Committee and M. James Barrett, Ph.D. will fill the vacancy on the Company’s Governance and Nominating Committee.

Item 8.01                                           Other Events.

On December 23, 2013, Supernus issued a press release announcing that the Food and Drug Administration approved Orenitram™ (treprostinil), Extended Release Tablets for the treatment of pulmonary arterial hypertension in WHO Group I patients to improve exercise capacity.  Supernus developed the extended release formulation of Orenitram™ under a Development and License Agreement with United Therapeutics Corporation (NASDAQ: UTHR).  The product uses EnSoTrol, Supernus’ novel osmotic technology platform.  A copy of the press release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

The following document is furnished as an Exhibit pursuant to Item 5.02 hereof:

Exhibit 99.1 — Press Release Dated December 24, 2013 of the Company providing details regarding the resignation of Michael Bigham from the Company’s board of directors.

Exhibit 99.2 — Press Release Dated December 23, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERNUS PHARMACEUTICALS, INC.

DATED: December 26, 2013	By:	/s/ Gregory S. Patrick
Gregory S. Patrick
Vice-President and Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.1	Press Release Dated December 24, 2013 of the Company providing details regarding the resignation of Michael Bigham from the Company’s board of directors.	Attached

99.2	Press Release Dated December 23, 2013.	Attached